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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2002 (July 5, 2002)

ESOFT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00-23527	84-0938960
(Commission File No.)	(IRS Employer Identification No.)

295 Interlocken Boulevard, Suite 500
Broomfield, Colorado 80021
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 444-1600

Item 5. Other Events.

        On July 5, 2002, James DeSorrento notified eSoft, Inc. of his resignation from the position of director, effective as of July 1, 2002. In his letter of resignation, Mr. DeSorrento, who has been a director of eSoft since October 2000, gave no reason for his resignation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESOFT, INC.
Dated: July 8, 2002	By:	/s/ AMY BETH BENNETT Amy Beth Bennett Vice President of Finance

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  Item 5. Other Events.
SIGNATURE